INVESTMENT MANAGERS SERIES TRUST

Zacks Multi-Cap Opportunities Fund (the “Fund”)

Supplement to the Prospectus dated April 1, 2008

Effective May 1, 2008, the Fund will impose a 2% redemption fee with respect to redemption orders for shares purchased within the previous 30 days. This policy is designed to deter short-term trading. Additionally, the Trust has adopted policies and procedures that, together with procedures followed by the Trust’s transfer agent and principal underwriter, are designed to monitor and detect abusive short-term trading practices.

April 1, 2008